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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 17, 2004
                                                           ------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                     1-8769                  31-4362899
      ---------------         ----------------          ------------------
      (State or other            (Commission File          (IRS Employer
      jurisdiction of                 Number)           Identification No.)
      incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b) Not applicable.

     (c)    Exhibits.

             Exhibit No.      Description

                   99 News Release issued by R. G. Barry Corporation on May 17, 2004





ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On May 17, 2004, R. G. Barry Corporation issued a news release reporting operating results for its first quarter ended April 3, 2004. A copy of the news release is attached as Exhibit 99 hereto.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      R. G. BARRY CORPORATION



Dated: May 17, 2004                   By: /s/ Daniel D. Viren
                                          --------------------------------------
                                          Daniel D. Viren
                                          Senior Vice President - Finance, Chief
                                          Financial Officer, Secretary and
                                          Treasurer




















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                                INDEX TO EXHIBITS




                           Current Report on Form 8-K
                               Dated May 17, 2004

                             R. G. Barry Corporation


Exhibit No.       Description

        99        News Release issued by R. G. Barry Corporation on May 17, 2004
























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